EXTENSION AGREEMENT

          THIS EXTENSION AGREEMENT (this "Agreement"), dated as of March 30, 2006, is entered into by and between Exxon Mobil Corporation, a New Jersey corporation ("ExxonMobil"), Harding Company, a Texas corporation ("Harding"), PetroSearch Energy Corporation, a Nevada corporation ("PetroSearch"), Eagle Oil & Gas Co., a Texas corporation ("Eagle"), and PS Gas Partners, LLC, a Texas limited liability company, in its individual capacity and as general partner on behalf of Gas Partners, L.P., a Texas limited partnership (collectively "PSG").

                                    RECITALS
                                    --------

     WHEREAS, ExxonMobil and Harding entered into a Lease Acquisition and Exploration Agreement dated June 29, 2005 (the "Exploration Agreement"), pursuant to which ExxonMobil and Harding have agreed to participate in the acquisition, and possible joint exploration and development, of oil and gas leases (the "Leases") in portions of Dallas, Denton, Ellis, Johnson and Tarrant Counties, Texas, subject to the terms and conditions set forth in the Exploration Agreement;

     WHEREAS, all Leases acquired by Harding pursuant to the Exploration Agreement are subject to the form Operating Agreement attached as Exhibit "C" to the Exploration Agreement, which includes a preferential right to purchase (the "Preferential Purchase Right") in Article VIII.F of said Operating Agreement;

     WHEREAS, Harding has agreed to sell an undivided interest in the Leases to PetroSearch pursuant to that certain First Amended and Restated Program Agreement dated February 6, 2006, between PetroSearch and Harding (the "PetroSearch Agreement");

     WHEREAS, Harding has agreed to sell an undivided interest in the Leases to Eagle pursuant to that certain Lease Acquisition and Exploration Agreement dated effective February 17, 2006, between Eagle and Harding (the "Eagle Agreement");

     WHEREAS, Harding has entered into an agreement with PSG dated dated as December 15, 2005 (the "PSG Agreement");

     WHEREAS, the deadline ("PetroSearch Deadline") for ExxonMobil to exercise the Preferential Purchase Right with respect to Harding's proposed sale of an interest in the Leases pursuant to the PetroSearch Agreement is March 31, 2006;

     WHEREAS, ExxonMobil, Harding and PetroSearch desire to extend the PetroSearch Deadline with respect to ExxonMobil's exercise of the Preferential Purchase Right with respect to the PetroSearch Agreement from March 31, 2006 to May 2, 2006, in order to give the parties to this Agreement adequate time to explore possible alternatives to the current structure of ExxonMobil's arrangement with Harding under the Exploration Agreement;

     WHEREAS, the deadline ("Eagle Deadline") for ExxonMobil to exercise the Preferential Purchase Right with respect to Harding's proposed sale of an interest in the Leases pursuant the Eagle Agreement is April 21, 2006;

     WHEREAS, ExxonMobil, Harding and Eagle desire to extend the Eagle Deadline with respect to ExxonMobil's exercise of the Preferential Purchase Right with respect to the Eagle Agreement from April 21, 2006 to May 2, 2006, in order to give the parties to this Agreement adequate time to explore possible alternatives to the current structure of ExxonMobil's arrangement with Harding under the Exploration Agreement;

     WHEREAS, the deadline ("PSG Deadline") for ExxonMobil to exercise the Preferential Purchase Right, if such right exists, with respect to the PSG Agreement has not yet been determined;

     WHEREAS, ExxonMobil, Harding and PSG desire to extend the PSG Deadline with respect to ExxonMobil's exercise of the Preferential Purchase Right with respect to the PSG Agreement, if such right exists, to a date (the "Extended PSG Deadline") which is the later of (i) May 2, 2006 or (ii) the deadline provided in Article VIII.F of said Operating Agreement, in order to give the parties to this Agreement adequate time to explore possible alternatives to the current structure of ExxonMobil's arrangement with Harding under the Exploration Agreement;

     WHEREAS, the parties wish to explore possible alternative structures under which an integrated venture could be formed which would include both upstream and pipeline assets and activities, which would better align each party's interest, and which would enhance the ability of the venture to assure that adequate pipeline capacity would be available to move natural gas to market, however, the parties are not in any manner whatsoever bound by or limited to the foregoing possible structures or goals and any party may propose expanding, modifying or abandoning all or any part of such possible structures or goals;

     NOW,  THEREFORE,  for  and  in  consideration of the premises and to induce
ExxonMobil to delay its decision regarding the exercise of the Preferential Purchase Right, the parties hereby covenant and agree as follows:

                                      AGREEMENT
                                      ---------

     1.     Extension  of  Deadlines
            ------------------------

     1.1 The PetroSearch Deadline with respect to ExxonMobil's exercise of the Preferential Purchase Right with respect to the PetroSearch Agreement is hereby extended from March 31, 2006 to May 2, 2006. ExxonMobil may exercise the Preferential Purchase Right with respect to the PetroSearch Agreement at any time after April 10, 2006, and on or before May 2, 2006.

     1.2 The Eagle Deadline with respect to ExxonMobil's exercise of the Preferential Purchase Right with respect to the Eagle Agreement is hereby extended from April 21, 2006 to May 2, 2006. ExxonMobil may exercise the Preferential Purchase Right with respect to the Eagle Agreement at any time after April 10, 2006, and on or before May 2, 2006.

     1.3 The PSG Deadline with respect to ExxonMobil's exercise of any Preferential Purchase Right which may exist with respect to the PSG Agreement is hereby extended to the Extended PSG Deadline.

     2.      Warranty  and  Representation
             -----------------------------

     2.1 PetroSearch hereby represents and warrants to ExxonMobil and Harding that (i) it has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement, (ii) its execution, delivery and performance of this Agreement will not contravene, conflict with, or result in a violation of (A) any provision of its organizational documents or any resolutions of its board of directors or shareholders, (B) any contract, agreement, loan document, note, security or instrument to which it or any of its affiliates is a party or by which it or any of its affiliates is bound, or (C) any legal requirement binding on it or its affiliates, (iii) this Agreement constitutes the legal, valid, and binding obligation of it, enforceable against it in accordance with its terms, and (iv) it owns all rights granted or inuring to the benefit of PetroSearch under the PetroSearch Agreement.

     2.2 Harding hereby represents and warrants to ExxonMobil, PetroSearch, Eagle and PSG that (i) it has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement, (ii) its execution, delivery and performance of this Agreement will not contravene, conflict with, or result in a violation of (A) any provision of its organizational documents or any resolutions of its board of directors or shareholders, (B) any contract, agreement, loan document, note, security or instrument to which it or any of its affiliates is a party or by which it or any of its affiliates is bound, or (C) any legal requirement binding on it or its affiliates, (iii) this Agreement constitutes the legal, valid, and binding obligation of it, enforceable against it in accordance with its terms, and (iv) it owns all rights granted or inuring to the benefit of Harding under the PetroSearch Agreement, the Eagle Agreement and the PSG Agreement.

     2.3 ExxonMobil hereby represents and warrants to PetroSearch and Harding that (i) it has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement, (ii) its execution, delivery and performance of this Agreement will not contravene, conflict with, or result in a violation of (A) any provision of its organizational documents or any resolutions of its board of directors or shareholders, (B) any contract, agreement, loan document, note, security or instrument to which it or any of its affiliates is a party or by which it or any of its affiliates is bound, or (C) any legal requirement binding on it or its affiliates, and (iii) this Agreement constitutes the legal, valid, and binding obligation of it, enforceable against it in accordance with its terms.

     2.4 Eagle hereby represents and warrants to ExxonMobil and Harding that (i) it has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement, (ii) its execution, delivery and performance of this Agreement will not contravene, conflict with, or result in a violation of (A) any provision of its organizational documents or any resolutions of its board of directors or shareholders, (B) any contract, agreement, loan document, note, security or instrument to which it or any of its affiliates is a party or by which it or any of its affiliates is bound, or (C) any legal requirement binding on it or its affiliates, (iii) this Agreement constitutes the legal, valid, and binding obligation of it, enforceable against it in accordance with its terms, and (iv) it owns all rights granted or inuring to the benefit of Eagle under the Eagle Agreement.

     2.5     PSG  hereby represents and warrants to ExxonMobil and Harding that
(i) it has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement, (ii) its execution, delivery and performance of this Agreement will not contravene, conflict with, or result in a violation of (A) any provision of its organizational documents or any resolutions of its board of directors or shareholders, (B) any contract, agreement, loan document, note, security or instrument to which it or any of its affiliates is a party or by which it or any of its affiliates is bound, or (C) any legal requirement binding on it or its affiliates, (iii) this Agreement constitutes the legal, valid, and binding obligation of it, enforceable against it in accordance with its terms, and (iv) it owns all rights granted or inuring to the benefit of PSG under the PSG Agreement.

     3.      Further  Provisions
             -------------------

     3.1     THIS  AGREEMENT  IS  INTENDED  TO  ALLOW  TIME  FOR THE PARTIES TO
             -------------------------------------------------------------------
EXPLORE  POSSIBLE  ALTERNATIVES  TO  THE  CURRENT  STRUCTURE  OF  EXXONMOBIL'S
--------------------------------------------------------------------------------
ARRANGEMENT  WITH  HARDING  UNDER THE EXPLORATION AGREEMENT AS NOTED IN THE LAST
--------------------------------------------------------------------------------
RECITAL  SET  FORTH  ABOVE;  PROVIDED,  HOWEVER,  THIS  AGREEMENT  SHALL  NOT BE
--------------------------------------------------------------------------------
CONSTRUED  TO  CREATE,  AND SHALL NOT CREATE, ANY LEGALLY BINDING OBLIGATIONS OR
--------------------------------------------------------------------------------
COMMITMENTS  ON  THE PART OF ANY PARTY TO REACH OR ATTEMPT TO REACH AGREEMENT ON
--------------------------------------------------------------------------------
SUCH  ALTERNATIVES  (INCLUDING  ANY  STRUCTURES OR GOALS REFERENCED IN THE ABOVE
 -------------------------------------------------------------------------------
RECITALS),  IT BEING EXPRESSLY UNDERSTOOD AND AGREED THAT ANY PARTY MAY WITHDRAW
--------------------------------------------------------------------------------
FROM  AND  CEASE SUCH DISCUSSIONS AT ANY TIME AT ITS SOLE OPTION AND DISCRETION,
--------------------------------------------------------------------------------
AND  WITHOUT  ANY  LIABILITY  TO  THE  OTHER  PARTIES  AS  A  RESULT  THEREOF.
-----------------------------------------------------------------------------

     3.2 Except for the extensions of the deadlines for ExxonMobil to exercise the Preferential Purchase Right as provided in Paragraph 1 and without limiting, releasing or impairing the parties' respective obligations under Paragraphs 2, 3.1., 3.3, 3.4, 3.5 and 3.6, this Agreement shall not constitute or be construed as a waiver or release by any party to this Agreement any of its rights and remedies, if any, under the Exploration Agreement, the aforesaid Operating Agreement or any other agreement or at law or in equity, including, without limitation, its rights, if any, set forth in the PetroSearch Agreement, the Eagle Agreement and the and PSG Agreement and its rights regarding the granting or withholding of consent or approval with respect thereto.

     3.3 ExxonMobil believes that the 30-day period during which ExxonMobil was originally entitled to exercise the Preferential Purchase Right with respect to Harding's proposed sale of an interest in the Leases pursuant the PetroSearch Agreement (the "Original 30-Day Election Period") commenced on March 1, 2006, making March 31, 2006, the last day of such Original 30-Day Election Period. PetroSearch, however, believes that the Original 30-Day Election Period may have commenced prior to March 1, 2006, resulting in the termination prior to the date of this Agreement of the Preferential Purchase Right with respect to Harding's proposed sale of an interest in the Leases pursuant the PetroSearch Agreement. This Agreement shall not constitute or be construed as a waiver or release (a) by PetroSearch of its right to claim or assert that the Original 30-Day Election Period commenced prior to March 1, 2006, and that the Preferential Purchase
Right with respect to Harding's proposed sale of an interest in the Leases pursuant the PetroSearch Agreement has already expired as a result of such alledged earlier commencement date or (b) by ExxonMobil of any of its rights, claims, defenses and remedies in connection with any such claim or assertion by PetroSearch. Notwithstanding the foregoing, PetroSearch agrees that if the Original 30-Day Election Period commenced on March 1, 2006, then this Agreement shall operate to extend the deadline for ExxonMobil to exercise the Preferential Purchase Right with respect to Harding's proposed sale of an interest in the Leases pursuant the PetroSearch Agreement to May 2, 2006.

     3.4 If ExxonMobil does not exercise the Preferential Purchase Right on or before the PetroSearch Deadline (as the same may be subsequently extended by mutual agreement of ExxonMobil, Harding and PetroSearch), then ExxonMobil will give its consent to the assignment of interests in the Leases, the Exploration Agreement and said Operating Agreement from Harding to PetroSearch pursuant to the PetroSearch Agreement, but only if and to the extent that PetroSearch and Harding comply with, and amend the PetroSearch Agreement to the extent necessary to comply with, the requirements of the Exploration Agreement and the aforesaid Operating Agreement.

     3.5 This Agreement and the transactions contemplated hereby shall be construed in accordance with, and governed by, the laws of the State of Texas, without regard to conflict of laws principles. All disputes, controversies, or claims (whether contractual, tortious, equitable, statutory or otherwise) that may arise among the parties arising out of or in any way relating to this Agreement shall be finally and exclusively submitted to, and determined by, binding arbitration pursuant to and in the manner provided in Article 32 of the Exploration Agreement as if references in said Article 32 to "this Agreement" were to this Agreement rather than to the Exploration Agreement and references in said Article 32 to "Party" or "Parties" were to a party or the parties to this Agreement, as the case may be, which arbitration provisions are incorporated herein for all purposes.

     3.6 This Agreement may be executed by signing the original or a counterpart hereof. In the event this Agreement or counterparts hereof are circulated and executed by facsimile transmission, the signatures of the parties shall be considered as original and self-proving for all purposes under the applicable law. If this Agreement is executed in multiple counterparts (including execution of counterparts via facsimile), each counterpart shall be deemed an original, and all of which when taken together shall constitute but one and the same agreement with the same effect as if all parties had signed the same instrument. This Agreement shall not become effective unless the parties execute and return this Agreement to ExxonMobil by faxing an executed counterpart of this Agreement to ExxonMobil at 281-654-4131 by 6:00 P.M. on March 30, 2006; provided, however, if ExxonMobil, Harding and at least one other party execute and return this Agreement to ExxonMobil by such time, then this Agreement shall become effective as to all parties who execute and return this Agreement to ExxonMobil by such time.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in multiple counterparts as of the date first above written.

EXXON  MOBIL  CORPORATION                PETROSEARCH  ENERGY
                                         CORPORATION


By:                                      By:
    --------------------------------         -----------------------------------
Name:                                    Name:
      ------------------------------          ----------------------------------
Title:                                   Title:
       -----------------------------            --------------------------------


EAGLE OIL & GAS CO.                      PS GAS PARTNERS,
                                         LLC, INDIVIDUALLY AND
                                         AS GENERAL PARTNER ON
                                         BEHALF OF GAS PARTNERS, L.P.


By:                                      By:
    --------------------------------         -----------------------------------
Name:                                    Name:
     -------------------------------           ---------------------------------
Title:                                   Title:
     -------------------------------            --------------------------------


HARDING  COMPANY


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------